UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012 (February 29, 2012)

EDUCATIONAL DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10302 East 55th Place, Tulsa, Oklahoma 74146-6515
(Address of principal executive offices and Zip Code)

(918) 622-4522
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                   This Current Report on Form 8-K/A (the “Amended Report”) amends the Current Report on Form 8-K (the “Original Report”) filed by Educational Development Corporation with the Securities and Exchange Commission on May 31, 2012.  The Amended Report is being filed to correct a typographical error in the fourth paragraph of the press release exhibit under Item 9.01 of the Original Report to replace “June 8, 2012” with “June 15, 2012.”  Except as described above, no other amendments have been made to the Original Report.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 31, 2012, Educational Development Corporation, announced via press release, fiscal 2012 results.  A copy of the press release is attached hereto.

ITEM 8.01	OTHER EVENTS

On May 31, 2012, Educational Development Corporation declares via press release, a quarterly dividend.  A copy of the press release is attached hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

99.1 Press release dated as of May 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:	/s/ Randall W. White
Randall W. White President and Chief Executive Officer

Date:  May 31, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

*99.1	Press release dated as of May 31, 2012

________
*Filed herewith.